PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2013
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

5.              PROPERTY AND EQUIPMENT, NET

	As of December 31,
	2012	2013
	$	$
Leasehold improvements	7,597,453	7,634,465
Office equipment	4,340,295	3,865,150
Furniture	6,219,825	4,145,824
Vehicles	628,856	311,446
Buildings	37,728,128	—
Construction in progress	551,552	—
	57,066,109	15,956,885
Less: accumulated depreciation	(10,538,052)	(9,737,925)
	46,528,057	6,218,960

Depreciation expense was $3,860,658, $3,568,804 and $4,627,453 for the years ended December 31, 2011, 2012 and 2013, respectively.

The Group’s Logistic Center, which was included in the balance of buildings above, was classified as held-for-sale assets as of December 31, 2013, see Note 4.

The Group has incurred continuous losses for the three years ended December 31, 2013, as the result of the increasingly fierce competition in the apparel industry. The Group believes the continuing loss and the change in the business environment are indicators of possible impairment in its long-lived assets and performed an impairment analysis for each of its individual asset groups as of December 31, 2013. As a result of analyzing the forecasted financial performance of the Company owned stores, the Group recognized an impairment charge of $1,266,951 related to assets at company owned retail stores. Such impairment has been recorded in the Company owned stores segment. The Company utilized the income approach valuation method (level 3) in estimating the fair value of leasehold improvements of each retail store. The carrying amount of leasehold improvements were written down to their fair value, which was calculated as the expected proceeds from disposal based on expected scrap value due to the negative undiscounted cash flow forecasted for certain respective stores.